UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2012

SOUTH JERSEY GAS COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-22211	21-0398330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
70

(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d) On November 15, 2012, the Board of Directors of South Jersey Gas Company appointed Jeffrey E. DuBois, President of South Jersey Gas Company, to become a member of the company’s Board of Directors, effective January 1, 2013.

Mr. DuBois is a named executive officer of South Jersey Industries, Inc., the parent company of South Jersey Gas Company. As such, a brief description of any material plan, contract or arrangement to which Mr. DuBois is a party, or in which he participates, is set forth in the proxy statement filed by South Jersey Industries on March 21, 2012 in connection with its 2012 annual meeting of shareholders. Such information is hereby incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Dated: November 21, 2012	By:	/s/ Stephen H. Clark
Name: Stephen H. Clark Title: Treasurer